                       Adjustable Rate Mortgage Loan Group

                           (Subsequent Mortgage Loans)

       Current Mortgage Rates for the Adjustable Rate Mortgage Loan Group

                                Number of      Aggregate Principal    Percent of
Range of Mortgage Rates      Mortgage Loans    Balance Outstanding    Loan Group
-----------------------      --------------    -------------------    ----------
6.000%-6.499%...............        1                $158,000             0.2%
6.500%-6.999%...............        5               1,806,600             1.8
7.000%-7.499%...............       15               2,808,841             2.7
7.500%-7.999%...............       39               7,850,945             7.6
8.000%-8.499%...............       34               5,777,060             5.6
8.500%-8.999%...............       60              10,641,750            10.3
9.000%-9.499%...............       49               7,655,562             7.4
9.500%-9.999%...............      204              28,401,841            27.6
10.000%-10.499%.............      116              13,973,650            13.6
10.500%-10.999%.............      128              16,863,680            16.4
11.000%-11.499%.............       41               4,192,515             4.1
11.500%-11.999%.............       19               1,842,100             1.8
12.000%-12.499%.............        8                 955,750             0.9
12.500%-12.999%.............        1                  69,000             0.1
                                  ---            ------------           -----
         Totals.............      720            $102,997,294           100.0%
                                  ===            ============           =====

         As of the Cut-off Date, the current Mortgage Rates borne by the Subsequent Adjustable Rate Mortgage Loans ranged from 6.250% per annum to 12.550% per annum and the weighted average Mortgage Rate borne by the Subsequent Adjustable Rate Mortgage Loans was approximately 9.559% per annum.

 Remaining Months to Stated Maturity for the Adjustable Rate Mortgage Loan Group

                                         Number of         Aggregate Principal        Percent of
Range of Remaining Terms (Months)      Mortgage Loans      Balance Outstanding        Loan Group
--------------------------------       --------------      -------------------        ----------
349 to 360............................      720               $102,997,294              100.0%
                                            ---               ------------              -----
         Totals.......................      720               $102,997,294              100.0%
                                            ===               ============              =====


         As of the Cut-off Date, the remaining terms to stated maturity of the Subsequent Adjustable Rate Mortgage Loans ranged from 357 months to 360 months and the weighted average remaining term to stated maturity of the Subsequent Adjustable Rate Mortgage Loans was approximately 360 months.

   Original Mortgage Loan Principal Balances for the Adjustable Rate Mortgage

Range of Original Mortgage      Number of      Aggregate Principal    Percent of
Loan Principal Balances       Mortgage Loans   Balance Outstanding    Loan Group
-----------------------       --------------   -------------------    ----------
$100,000 or less..............      299            $20,257,687         19.7%
$100,001-$150,000.............      183             22,460,225         21.8
$150,001-$200,000.............       99             16,930,723         16.4
$200,001-$250,000.............       46             10,158,243          9.9
$250,001-$300,000.............       37             10,100,950          9.8
$300,001-$350,000.............       24              7,794,200          7.6
$350,001-$400,000.............        7              2,743,750          2.7
$400,001-$450,000.............        8              3,436,516          3.3
$450,001-$500,000.............       14              6,846,250          6.6
$600,001-$650,000.............        2              1,268,750          1.2
$950,001-$1,000,000...........        1              1,000,000          1.0
                                    ---           ------------        -----
          Totals..............      720           $102,997,294        100.0%
                                    ===           ============        =====

         As of the Cut-off Date, the outstanding principal balances of the Subsequent Adjustable Rate Mortgage Loans ranged from approximately $20,000 to approximately $1,000,000 and the average outstanding principal balance of the Subsequent Adjustable Rate Mortgage Loans was approximately $143,052.

           Product Types for the Adjustable Rate Mortgage Loan Group


                                                     Number of          Aggregate Principal        Percent of
Product Type                                       Mortgage Loans       Balance Outstanding        Loan Group
------------                                       --------------       -------------------        ----------
1/29 LIBOR Loan.............................              5                 $1,015,739                1.0%
2/28 LIBOR Loan.............................            483                 68,803,771               66.8
3/27 LIBOR Loan.............................            203                 28,004,219               27.2
5/25 LIBOR Loan.............................             29                  5,173,564                5.0
                                                        ---               ------------              -----
         Totals.............................            720               $102,997,294              100.0%
                                                        ===               ============              =====


 State Distributions of Mortgaged Properties in the Adjustable Rate Mortgage Loan Group

                                                   Number of          Aggregate Principal          Percent of
State                                            Mortgage Loans       Balance Outstanding          Loan Group
-----                                            --------------       -------------------          ----------
Arizona....................................             25                  $2,956,922               2.9%
California.................................             85                  21,725,231              21.1
Colorado...................................             49                   9,114,112               8.8
Connecticut................................              1                     459,000               0.4
Delaware...................................              4                     282,030               0.3
District of Columbia.......................              2                     238,800               0.2
Florida....................................             63                   7,431,842               7.2
Georgia....................................             29                   3,064,510               3.0
Illinois...................................             51                   6,181,537               6.0
Indiana....................................             13                   1,021,639               1.0
Iowa.......................................              1                      58,500               0.1
Kansas.....................................              5                     593,300               0.6
Kentucky...................................              5                     424,025               0.4
Louisiana..................................              3                     232,850               0.2
Maine......................................              1                      92,000               0.1
Maryland...................................              7                     623,150               0.6
Massachusetts..............................             16                   2,871,500               2.8
Michigan...................................             65                   6,577,575               6.4
Minnesota..................................             19                   2,160,330               2.1
Mississippi................................              3                     366,425               0.4
Missouri...................................             38                   2,908,983               2.8
Nebraska...................................              1                      78,750               0.1
Nevada.....................................              4                     712,950               0.7
New Hampshire..............................              7                   1,275,070               1.2
New Jersey.................................             33                   6,004,200               5.8
New Mexico.................................              6                     475,775               0.5
New York...................................             30                   6,633,641               6.4
North Carolina.............................              9                   1,081,370               1.0
Ohio.......................................             24                   1,962,864               1.9
Oklahoma...................................             10                     938,225               0.9
Oregon.....................................              4                      782,955               0.8
Pennsylvania...............................              7                      822,230               0.8
Rhode Island...............................              1                      127,500               0.1
South Carolina.............................             15                    1,685,250               1.6
Tennessee..................................             22                    1,942,505               1.9
Texas......................................             15                    1,826,033               1.8
Utah.......................................              4                      374,550               0.4
Vermont....................................              1                       61,800               0.1
Virginia...................................              7                    1,182,550               1.1
Washington.................................             18                    3,772,390               3.7
Wisconsin..................................             17                    1,872,425               1.8
                                                       ---                 ------------             -----
        Totals.............................            720                 $102,997,294             100.0%
                                                       ===                 ============             =====

         No more than approximately 1.0% of the Subsequent Adjustable Rate Mortgage Loans will be secured by mortgaged properties located in any one zip code area.

        Loan-to-Value Ratios for the Adjustable Rate Mortgage Loan Group



                                                  Number of         Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                  Mortgage Loans       Balance Outstanding           Loan Group
-----------------------------                  --------------       -------------------           ----------
50.00% or less...........................            37                 $5,950,400                    5.8%
50.01%-55.00%............................            18                  2,154,450                    2.1
55.01%-60.00%............................            34                  5,306,500                    5.2
60.01%-65.00%............................            25                  4,713,155                    4.6
65.01%-70.00%............................            80                 11,913,008                   11.6
70.01%-75.00%............................            82                  9,655,487                    9.4
75.01%-80.00%............................           180                 25,679,905                   24.9
80.01%-85.00%............................           134                 19,380,682                   18.8
85.01%-90.00%............................           123                 16,607,397                   16.1
90.01%-95.00%............................             7                  1,636,310                    1.6
                                                    ---               ------------                  -----
         Totals..........................           720               $102,997,294                  100.0%
                                                    ===               ============                  =====

         As of the Cut-off Date, the Subsequent Loan-to-Value Ratios of the Adjustable Rate Mortgage Loans ranged from 14.84% to 95.00% and the weighted average Loan-to-Value Ratio of the Subsequent Adjustable Rate Mortgage Loans was approximately 76.18%.


           Loan Purpose for the Adjustable Rate Mortgage Loan Group

                                                       Number of        Aggregate Principal       Percent of
Loan Purpose                                        Mortgage Loans      Balance Outstanding       Loan Group
------------                                        --------------      -------------------       ----------
Purchase.................................                211                $29,230,490              28.4%
Refinance--Rate/Term......................                35                  4,292,590               4.2
Refinance--Cashout........................               474                 69,474,214              67.5
                                                         ---               ------------             -----
         Totals..........................                720               $102,997,294             100.0%
                                                         ===               ============             =====

    Types of Mortgaged Properties for the Adjustable Rate Mortgage Loan Group



                                                        Number of        Aggregate Principal       Percent of
Property Type                                        Mortgage Loans      Balance Outstanding       Loan Group
-------------                                        --------------      -------------------       ----------
Single-family Detached.........................            558               $79,233,847              76.9%
Two- to Four- Family Dwelling Unit.............             56                 9,175,761               8.9
Planned Unit Development ......................             51                 9,104,993               8.8
Condominium....................................             33                 3,794,963               3.7
Manufactured Housing...........................             22                 1,687,730               1.6
                                                           ---              ------------             -----
         Totals................................            720              $102,997,294             100.0%
                                                           ===              ============             =====


        Documentation Summary for the Adjustable Rate Mortgage Loan Group


                                                     Number of        Aggregate Principal        Percent of
Documentation                                     Mortgage Loans      Balance Outstanding        Loan Group
-------------                                     --------------      -------------------        ----------
Full Documentation..........................            529               $69,379,759               67.4%
24 Month Bank Statement.....................             47                10,987,662               10.7
Reduced Documentation.......................             15                 2,404,471                2.3
Stated Documentation........................            129                20,225,402               19.6
                                                        ---              ------------              -----
         Totals.............................            720              $102,997,294              100.0%
                                                        ===              ============              =====


           Occupancy Types for the Adjustable Rate Mortgage Loan Group


                                                     Number of          Aggregate Principal        Percent of
Occupancy                                          Mortgage Loans       Balance Outstanding        Loan Group
---------                                          --------------       -------------------        ----------
Owner-occupied..............................             664                $96,039,894               93.2%
Second Home.................................               8                    985,850                1.0
Investment..................................              48                  5,971,550                5.8
                                                         ---               ------------              -----
         Totals.............................             720               $102,997,294              100.0%
                                                         ===               ============              =====


         The information set forth above is based upon representations of the related mortgagor at the time of origination.

     Mortgage Loan Age Summary for the Adjustable Rate Mortgage Loan Group

                                                     Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans       Balance Outstanding        Loan Group
-------------------------                          --------------       -------------------        ----------
0...........................................            717                 $102,672,167              99.7%
1...........................................              1                       43,983               0.0
2...........................................              1                      203,821               0.2
3...........................................              1                       77,323               0.1
                                                        ---                 ------------             -----
         Totals.............................            720                 $102,997,294             100.0%
                                                        ===                 ============             =====


         As of the Cut-off Date, the weighted average age of the Subsequent Adjustable Rate Mortgage Loans was approximately zero months.

        Credit Grade Summary for the Adjustable Rate Mortgage Loan Group

                                                     Number of          Aggregate Principal        Percent of
Credit Grade                                       Mortgage Loans       Balance Outstanding        Loan Group
------------                                       --------------       -------------------        ----------
AO..........................................            249                 $40,626,389               39.4%
A-..........................................            238                  34,870,536               33.9
B...........................................            123                  16,597,959               16.1
B-..........................................             47                   5,632,647                5.5
C...........................................             60                   5,108,263                5.0
C-..........................................              3                     161,500                0.2
                                                        ---                ------------              -----
         Totals.............................            720                $102,997,294              100.0%
                                                        ===                ============              =====

         Year of Origination for the Adjustable Rate Mortgage Loan Group


                                                      Number of          Aggregate Principal        Percent of
 Year of Origination                                Mortgage Loans       Balance Outstanding        Loan Group
 -------------------                                --------------       -------------------        ----------
 2001........................................            720                 $102,997,294             100.0%
                                                         ---                 ------------             -----
          Totals.............................            720                 $102,997,294             100.0%
                                                         ===                 ============             =====

       Maximum Mortgage Rates for the Adjustable Rate Mortgage Loan Group

Range of Maximum                                  Number of         Aggregate Principal           Percent of
Mortgage Rates                                 Mortgage Loans       Balance Outstanding           Loan Group
--------------                                 --------------       -------------------           ----------
13.000%-13.499%..........................             1                    $158,000                   0.2%
13.500%-13.999%..........................             5                   1,806,600                   1.8
14.000%-14.499%..........................            15                   2,808,841                   2.7
14.500%-14.999%..........................            39                   7,850,945                   7.6
15.000%-15.499%..........................            34                   5,777,060                   5.6
15.500%-15.999%..........................            60                  10,641,750                  10.3
16.000%-16.499%..........................            49                   7,655,562                   7.4
16.500%-16.999%..........................           204                  28,401,841                  27.6
17.000%-17.499%..........................           116                  13,973,650                  13.6
17.500%-17.999%..........................           128                  16,863,680                  16.4
18.000%-18.499%..........................            41                   4,192,515                   4.1
18.500%-18.999%..........................            19                   1,842,100                   1.8
19.000%-19.499%..........................             8                     955,750                   0.9
19.500%-19.999%..........................             1                      69,000                   0.1
                                                    ---                ------------                 -----
         Totals..........................           720                $102,997,294                 100.0%
                                                    ===                ============                 =====

         As of the Cut-off Date, the Maximum Mortgage Rates for the Subsequent Adjustable Rate Mortgage Loans ranged from 13.250% per annum to 19.550% per annum and the weighted average Maximum Mortgage Rate for the Subsequent Adjustable Rate Mortgage Loans was 16.559% per annum.

        Prepayment Penalties for the Adjustable Rate Mortgage Loan Group



                                                     Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans       Balance Outstanding        Loan Group
-----------------------                            --------------       -------------------        ----------
None........................................             254                $37,519,514               36.4%
12 months...................................               1                     92,000                0.1
24 months...................................             127                 20,875,855               20.3
36 months...................................             275                 36,080,088               35.0
60 months.................................                63                  8,429,837                8.2
                                                         ---               ------------              -----
         Totals.............................             720               $102,997,294              100.0%
                                                         ===               ============              =====

         The weighted average prepayment penalty term with respect to the Subsequent Adjustable Rate Mortgage Loans having prepayment penalties is approximately 35 months. With respect to those Subsequent Adjustable Rate Mortgage Loans (exclusive of the Subsequent Adjustable Rate Mortgage Loans that were purchased by the Seller under its Small Lender Program) which have prepayment penalties, approximately 83.0% of those mortgage loans are subject to a prepayment penalty which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

        Next Adjustment Date for the Adjustable Rate Mortgage Loan Group

                                                  Number of         Aggregate Principal           Percent of
Next Adjustment Date                           Mortgage Loans       Balance Outstanding           Loan Group
--------------------                           --------------       -------------------           ----------
June 2002................................             5                 $1,015,739                    1.0%
March 2003...............................             1                     77,323                    0.1
June 2003................................           482                 68,726,448                   66.7
April 2004.............................               1                    203,821                    0.2
May 2004..............................                1                     43,983                    0.0
June 2004................................           201                 27,756,416                   26.9
June 2006................................            29                  5,173,564                    5.0
                                                    ---               ------------                  -----
         Totals..........................           720               $102,997,294                  100.0%
                                                    ===               ============                  =====

            Credit Scores for the Adjustable Rate Mortgage Loan Group

Range of                                            Number of         Aggregate Principal         Percent of
Credit Scores                                    Mortgage Loans       Balance Outstanding         Loan Group
-------------                                    --------------       -------------------         ----------
496 to 500..................................             2                   $242,500                 0.2%
501 to 550..................................           191                 25,171,718                24.4
551 to 600..................................           265                 37,400,097                36.3
601 to 650..................................           142                 18,796,557                18.2
651 to 700..................................            70                 12,478,616                12.1
701 to 750..................................            33                  5,698,900                 5.5
751 to 792..................................            17                  3,208,905                 3.1
                                                       ---               ------------               -----
         Totals.............................           720               $102,997,294               100.0%
                                                       ===               ============               =====

         The Credit Scores of the Subsequent Adjustable Rate Mortgage Loans that were scored as of the Cut-off Date ranged from 496 to 792 and the weighted average Credit Score of the Subsequent Adjustable Rate Mortgage Loans that were scored as of the Cut-off Date was approximately 599.